UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2012

Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Commercial Metals Company (the “Company”) on June 7, 2012 (the “Original 8-K”) disclosing the completion of the sale of the Company’s Croatian Pipe Mill and wholly-owned subsidiary, CMC Sisak, d.o.o. (“CMC Sisak”), pursuant to a purchase agreement whereby CMC GH, LLC, a wholly-owned subsidiary of CMC, sold all of the outstanding shares of CMC Sisak to the Danieli Group—Steel Making Division by the Danieli holding company, Industrielle Beteiligung SA. Exhibit 99.2 of the Original 8-K contained an unaudited pro forma condensed consolidated balance sheet as of February 29, 2012, unaudited pro forma condensed consolidated statements of operations for the years ended August 31, 2011, 2010 and 2009 and accompanying notes. The Company is filing this Amendment No. 1 to correct certain information in Exhibit 99.2 as described below. All other information in the Original 8-K remains unchanged.

The unaudited pro forma condensed consolidated balance sheet as of February 29, 2012 and certain of the notes thereto have been revised to include additional currency translation adjustments that were not included in the unaudited pro forma condensed consolidated balance sheet furnished with the Original 8-K. These additional adjustments affect certain amounts in the Pro Forma Adjustments—Other and Pro Forma CMC columns of the unaudited pro forma condensed consolidated balance sheet as of February 29, 2012 and the notes thereto. After taking into account these additional currency translation adjustments, the sale described above resulted in an estimated after-tax gain on sale of $9.2 million.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of February 29, 2012 and unaudited pro forma condensed consolidated statements of operations for the years ended August 31, 2011, 2010 and 2009 are furnished as Exhibit 99.3 hereto.

The information in this Item 9.01 of Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

(d) Exhibits.

The following exhibit is furnished with this Amendment No. 1.

99.3 Revised unaudited pro forma condensed consolidated balance sheet as of February 29, 2012 and unaudited pro forma condensed consolidated statements of operations for the years ended August 31, 2011, 2010 and 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: June 29, 2012	By:	/s/ Ann J. Bruder
		Name:	Ann J. Bruder
		Title:	Senior Vice President of Law, Government Affairs and Global Compliance, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
The following exhibit is furnished with this Amendment No. 1.

99.3	Revised unaudited pro forma condensed consolidated balance sheet as of February 29, 2012 and unaudited pro forma condensed consolidated statements of operations for the years ended August 31, 2011, 2010 and 2009.